Account receivables	3 Months Ended
Mar. 31, 2025
Credit Loss [Abstract]
Account receivables

Note 6 – Account receivables

As of March 31, 2025 and December 31, 2024, the accounts receivable were $2,482,929 and $2,917,093, respectively. Most of the accounts receivable were from mushroom powder seasoning sales. Deposit and advances are required for Compost III and Fresh mushroom sales. The accounts receivable are expected to be collected in the second quarter of 2025.